Exhibit 99.1

Wayside Technology Group, Inc.

Announces CEO Departure and

Appointment of Michael Vesey as Interim President and CEO

EATONTOWN, NJ, May 31, 2019 – Wayside Technology Group, Inc. (NASDAQ: WSTG) (the “Company”) today announced that Steve DeWindt has resigned as the Company’s President,  Chief Executive Officer and member of the Board of Directors of the Company, effective June 6, 2019, for personal health reasons.  As a result, he will not stand for re-election as a director at the Company’s 2019 Annual Meeting of Stockholders. Michael Vesey, the Company’s current Vice President and Chief Financial Officer, will serve as the Company’s interim President and Chief Executive Officer until a permanent successor has been named. Mr. Vesey has served as the Company’s Vice President and Chief Financial Officer since October 2016.

“The Board thanks Mr. DeWindt for his leadership, service and commitment to the Company for the past five years and wishes him well” said Mr. Geygan, Chairman of the Board. “We are confident with Mr. Vesey stepping into this role as we continue to execute on our strategic initiatives.”

About Wayside Technology Group, Inc.

Wayside Technology Group, Inc. (NASDAQ: WSTG) is an IT channel company providing innovative sales and distribution solutions to technology vendors, resellers and system integrators since 1982. Wayside operates Lifeboat Distribution, a value-added distributor for virtualization/cloud computing, security, application and network infrastructure, business continuity/disaster recovery, database infrastructure and management, application lifecycle management, science/engineering, and other technically sophisticated products. The company helps vendors recruit and build multinational solution provider networks, power their networks, and drive incremental sales revenues that complement existing sales channels. Lifeboat Distribution services thousands of solution providers, VARs, systems integrators, corporate resellers, and consultants worldwide, helping them power a rich opportunity stream and build profitable product and service businesses. The Company also offers specialty solutions to end user customers through its TechXtend business.

Additional information can be found by visiting www.waysidetechnology.com

This press release and oral statements made from time to time by representatives of the Company contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding, among other things, our current expectations about the Company's future results and financial condition, revenues, employee reductions, margins, expenses and earnings and are indicated by words or phrases such as "anticipate," "estimate," "expect," "project," "we believe" and similar words or phrases. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. Forward-looking statements are based largely on the Company's expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control. The factors that could cause actual results to materially differ include, among others: the loss of key personnel, including Mr. DeWindt, or other changes in our executive and senior management team or to our operating structure, and our ability to effectively transfer knowledge during periods of transition; our ability to successfully implement our long-term growth strategy, the continued acceptance of the Company’s distribution channel by vendors and customers, the timely availability and acceptance of new products, product mix, market conditions, contribution of key vendor relationships and support programs, as well as factors that affect the software industry in general and other factors.  The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in our filings with the Securities and Exchange Commission. Except as otherwise required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

Investor Relations Contact:

Michael Vesey, Vice President and Chief Financial Officer

Wayside Technology Group, Inc.

(732) 389-0932

michael.vesey@waysidetechnology.com